UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported):  December 4, 2008

EF Johnson Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

0-21681	47-0801192
(Commission File Number)	(IRS Employer Identification No.)

1440 CORPORATE DRIVE

IRVING, TEXAS 75038

(Address of Principal Executive Offices, Including Zip Code)

(972) 819-0700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On December 4, 2008, EF Johnson Technologies, Inc. (the “Company”) entered into an Amendment to Employment Agreement with Massoud Safavi, the Chief Operating Officer of the Company, which Amendment amends that one certain employment letter agreement between Mr. Safavi and the Company dated November 15, 2007.  The Amendment was required in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).  A copy of the Safavi Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The parties also entered into a new Relocation Policy, which provides that Mr. Safavi will receive reimbursement of relocation expenses incurred during 2009 in connection with his relocation from the Washington D.C. area to Dallas, Texas, in an amount up to $143,575.35 (including any “gross-up amounts” applied to offset income tax liabilities on reimbursed relocation expenses).  Such amount represents the difference between amounts already reimbursed to Mr. Safavi pursuant to a prior relocation policy entered into between the parties at the time of his employment on November 15, 2007, and $200,000 (the maximum amount to be reimbursed under that prior policy).  A copy of the Relocation Policy is attached hereto as Exhibit 10.2 and incorporated herein by reference.

On December 4, 2008, the Company entered into an Amendment to Employment Agreement with Jana Ahlfinger Bell, the Executive Vice President and Chief Financial Officer of the Company, which Amendment amends that one certain employment agreement between Ms. Bell and the Company dated February 1, 2005.  The Amendment was required in order to comply with Section 409A of the Code.  A copy of the Bell Amendment is attached hereto as Exhibit 10.3 and incorporated herein by reference.

On December 4, 2008, the Company entered into an Amendment to Employment Agreement with Elaine Flud Rodriguez, the Senior Vice President and General Counsel of the Company, which Amendment amends that one certain employment agreement between Ms. Rodriguez and the Company dated March 17, 2008.  The Amendment was required in order to comply with Section 409A of the Code.  A copy of the Rodriguez Amendment is attached hereto as Exhibit 10.4 and incorporated herein by reference.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the exhibits attached to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 EXHIBITS

(d)	The following is a list of the exhibits filed herewith.

Exhibit Number	Description
10.1	Amendment to Employment Agreement by and between EF Johnson Technologies, Inc. and Massoud Safavi, effective as of December 4, 2008.

10.2	Relocation Policy by and between EF Johnson Technologies, Inc. and Massoud Safavi, executed on December 4, 2008.

10.3	Amendment to Employment Agreement by and between EF Johnson Technologies, Inc. and Jana Ahlfinger Bell, effective as of December 4, 2008.

10.4	Amendment to Employment Agreement by and between EF Johnson Technologies, Inc. and Elaine Flud Rodriguez, effective as of December 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EF Johnson Technologies, Inc.

Dated: December 5, 2008	By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. Vice President and General Counsel